EXHIBIT 1.1.1

                     STANDARD TERMS AND CONDITIONS OF TRUST
                                       FOR
                           VAN KAMPEN FOCUS PORTFOLIOS

           EFFECTIVE FOR UNIT INVESTMENT TRUSTS INVESTING PRIMARILY IN MORTGAGE-BACKED SECURITIES OF THE MODIFIED PASS-THROUGH TYPE

                   ESTABLISHED ON AND AFTER SEPTEMBER 12, 2002
                     (INCLUDING VAN KAMPEN FOCUS PORTFOLIOS,
             TAXABLE INCOME SERIES 6 AND CERTAIN SUBSEQUENT SERIES)

                                      AMONG

                              VAN KAMPEN FUNDS INC.
                                  AS DEPOSITOR

                                       AND

                              THE BANK OF NEW YORK
                                   AS TRUSTEE

                                       AND

                              J.J. KENNY CO., INC.
                                  AS EVALUATOR

                                       AND

                      VAN KAMPEN INVESTMENT ADVISORY CORP.
                                  AS SUPERVISOR


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                                TABLE OF CONTENTS

                                                                                                               PAGE
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Preambles.........................................................................................................1

Certificate of Ownership..........................................................................................1

ARTICLE I                  DEFINITIONS............................................................................3
       Section 1.01.       Definitions............................................................................3

ARTICLE II                 DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST; SEPARATE TRUSTS; FORM AND ISSUANCE
                           OF UNITS...............................................................................7
       Section 2.01.       Deposit of Securities..................................................................7
       Section 2.02.       Acceptance of Trust...................................................................10
       Section 2.03.       Issuance of Units.....................................................................10
       Section 2.04.       Separate Trusts.......................................................................11
       Section 2.05.       Form of Certificates..................................................................11

ARTICLE III                ADMINISTRATION OF FUND................................................................11
       Section 3.01.       Initial Cost..........................................................................11
       Section 3.02.       Interest Account......................................................................12
       Section 3.03.       Principal Account.....................................................................12
       Section 3.04.       Reserve Account.......................................................................13
       Section 3.05.       Distributions.........................................................................13
       Section 3.06.       Distribution Statements...............................................................16
       Section 3.07.       Sale of Securities....................................................................17
       Section 3.08.       Counsel...............................................................................18
       Section 3.09.       Notice and Sale by Trustee............................................................19
       Section 3.10.       Trustee Not Required to Amortize......................................................19
       Section 3.11.       Liability, Indemnification and Succession of Depositor................................19
       Section 3.12.       Notice to Depositor...................................................................20
       Section 3.13.       Limited Replacement of Failed Contract Securities; Reinvestment of Principal..........20
       Section 3.14.       Bookkeeping and Administrative Expenses...............................................22
       Section 3.15.       Deferred Sales Charge.................................................................23
       Section 3.16.       Creation and Development Fee..........................................................23

ARTICLE IV                 SUPERVISOR............................................................................24
       Section 4.01.       Compensation of Supervisor............................................................24
       Section 4.02.       Liability of Supervisor...............................................................25
       Section 4.03.       Resignation and Removal of Supervisor; Successor......................................25

ARTICLE V                  EVALUATION OF SECURITIES; EVALUATOR...................................................26
       Section 5.01.       Evaluation of Securities..............................................................26
       Section 5.02.       Information for Unitholders...........................................................27
       Section 5.03.       Compensation of Evaluator.............................................................27
       Section 5.04.       Liability of Evaluator................................................................28
       Section 5.05.       Resignation and Removal of Evaluator; Successor.......................................28

ARTICLE VI                 EVALUATION, REDEMPTION, PURCHASE, TRANSFER, INTERCHANGE OR REPLACEMENT OF UNITS.......29
       Section 6.01.       Trust Evaluation......................................................................29
       Section 6.02.       Redemptions by Trustee; Purchases by Depositor........................................30
       Section 6.03.       Transfer or Interchange of Units......................................................32
       Section 6.04.       Certificates Mutilated, Destroyed, Stolen or Lost.....................................32

ARTICLE VII                TRUSTEE...............................................................................33
       Section 7.01.       General Definition of Trustee's Liabilities, Rights and Duties........................33
       Section 7.02.       Books, Records and Reports............................................................36
       Section 7.03.       Indenture and List of Securities on File..............................................36
       Section 7.04.       Compensation..........................................................................36
       Section 7.05.       Removal and Resignation of Trustee; Successor.........................................37
       Section 7.06.       Qualifications of Trustee.............................................................39

ARTICLE VIII               RIGHTS OF UNITHOLDERS.................................................................39
       Section 8.01.       Beneficiaries of Trust................................................................39
       Section 8.02.       Rights, Terms and Conditions..........................................................39

ARTICLE IX                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS........................................40
       Section 9.01.       Amendments............................................................................40
       Section 9.02.       Termination...........................................................................40
       Section 9.03.       Construction..........................................................................42
       Section 9.04.       Registration of Units.................................................................42
       Section 9.05.       Written Notice........................................................................42
       Section 9.06.       Severability..........................................................................42
       Section 9.07.       Dissolution of Depositor Not to Terminate.............................................42

EXECUTION OF STANDARD TERMS AND CONDITIONS OF TRUST..............................................................43

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                     STANDARD TERMS AND CONDITIONS OF TRUST
                                       FOR
                           VAN KAMPEN FOCUS PORTFOLIOS

                             GNMA INCOME PORTFOLIOS

         These Standard Terms and Conditions of Trust are executed by the Depositor, the Trustee, the Evaluator and the Supervisor.

                                WITNESSETH THAT:

         In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, the Evaluator and Supervisor agree as follows:

                                  INTRODUCTION

         These Standard Terms and Conditions of Trust shall be applicable to Van Kampen Focus Portfolios unit investment trusts as provided in this paragraph. For Van Kampen Focus Portfolios unit investment trusts to which these Standard Terms and Conditions of Trust are to be applicable, the Depositor, the Trustee, the Evaluator and the Supervisor shall execute a Trust Agreement incorporating by reference these Standard Terms and Conditions of Trust and designating any exclusions from or additions or exceptions to such incorporation by reference for the purposes of each Trust or variation of the terms hereof for the purposes of each Trust.

         WHEREAS, the form of the Certificates in the respective Trusts shall be substantially as follows:

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                            CERTIFICATE OF OWNERSHIP

Evidencing an Undivided
Interest in

                             THIS IS TO CERTIFY THAT

is the owner and registered
holder of this Certificate evidencing
the ownership of

of fractional undivided interest in the above-named Trust created pursuant to the Indenture, a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the Prospectus related to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee, and payment of the fees and expenses provided in the Indenture.

         Witness the facsimile signature of the Depositor and the manual signature of an authorized signatory of the Trustee.

DATED:

VAN KAMPEN FUNDS INC.                                     THE BANK OF NEW YORK
     Depositor                                            Trustee

By____________________________                            By___________________

                          Chairman Authorized Signatory

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common          UNIF TRANS MIN ACT - _____Custodian_____
TEN ENT -as tenants by the entireties                      (Cust)        (Minor)
JT TEN  -as joint tenants with right   Under Uniform Transfers to Minors Act
        of survivorship and not
        as tenants in common           ______________________________
                                                    State

         Additional abbreviations may also be used though not in the above list.

                              (FORM OF ASSIGNMENT)

         For Value Received, ___________________________________________________

hereby sell, assign and transfer _________ Units represented by this Certificate unto _____________________________

--------------------------------------------------------------------------------

    SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE MUST BE PROVIDED

           -----------------------------------------------------------

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and does hereby irrevocably constitute and appoint _____________________, attorney, to transfer said Units on the books of the Trustee, with full power and substitution in the premises.

Dated:       ____________________________________
             NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED BY

-----------------------------------------------------
                     Firm or Bank

-----------------------------------------------------
                 Authorized Signature

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Signatures must be guaranteed by a participant in the Securities Transfer Agents
Medallion Program ("STAMP") or in such other signature guarantee program as is acceptable to the Trustee.

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         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained the Depositor, the Trustee, the Evaluator and the Supervisor agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

   Section 1.01. Definitions. Whenever used in this Indenture the following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

     (1) "Depositor" shall mean Van Kampen Funds Inc. and its successors in interest, or any successor depositor appointed as hereinafter provided.

     (2) "Trustee" shall mean The Bank of New York, or any successor trustee appointed as hereinafter provided.

     (3) "Evaluator" shall mean J.J. Kenny Co., Inc. and its successors in interest, or any successor evaluator appointed as hereinafter provided.

     (4) "Supervisor" shall mean Van Kampen Investment Advisory Corp. and its successors in interest, or any successor evaluator appointed as hereinafter provided.

     (5) "Additional Securities Delivery Period" shall have the meaning assigned to it in Section 2.01.

     (6) "Business Day" shall mean any day other than a Sunday or, in the City of New York, a legal holiday or a day on which banking institutions are authorized by law to close.

     (7)  "Cash" shall have the meaning assigned to it in Section 2.01.

     (8) "Certificate" shall mean any one of the certificates executed by the Trustee and the Depositor evidencing ownership of an undivided fractional interest in a Trust.

     (9) "Contract Securities" shall mean Securities which are not actually delivered concurrently with the execution and delivery of the Trust Agreement and which are to be acquired by a Trust pursuant to contracts, including (i) Securities listed in Schedule A to the Trust Agreement and (ii) Securities which the Depositor has contracted to purchase for the Trust pursuant to Section 3.13 hereof.

     (10) "Creation and Development Account" shall have the meaning assigned to it in Section 3.16.

     (11) "Deferred Sales Charge Payment" shall have the meaning assigned to it in Section 3.15.

     (12) "Deferred Sales Charge Payment Dates" shall have the meaning assigned to it in the Trust Agreement.

     (13) "Depositor's Account" shall have the meaning assigned to it in Section 3.15.

     (14) "Evaluation" shall have the meaning assigned to it in Section 5.01.

     (15) "Evaluation Time" shall mean the close of regular trading on the New York Stock Exchange or such other time stated in the Prospectus related to a Trust.

     (16) "Failed Contract Securities" shall have the meaning assigned to it in
          Section 3.13.

     (17) "Failed Contract Notice" shall have the meaning assigned to it in
          Section 3.13.

     (18) "First Settlement Date" shall have the meaning assigned to it in the Trust Agreement.

     (19) "Fund" shall mean the collective Trusts created by the Trust Agreement, which shall consist of the Securities held pursuant and subject to the Indenture together with all undistributed interest received or accrued thereon, any undistributed cash realized from the sale, redemption, liquidation, or maturity thereof. Such amounts as may be on deposit in any Reserve Account hereinafter established shall be excluded from the Fund.

     (20) "Indenture" shall mean these Standard Terms and Conditions of Trust as originally executed or, if amended as hereinafter provided, as so amended, together with the Trust Agreement creating a particular series of the Fund.

     (21) "Initial Date of Deposit" shall mean the date of the initial Trust Agreement applicable to a Trust.

     (22) "Interest Account" shall have the meaning assigned to it in Section 3.02.

     (23) "Letter of Credit" shall mean the letter of credit or letters of credit provided to the Trustee by a financial institution for the purchase of any Contract Security deposited in a Trust.

     (24) "Mandatory Termination Date" shall have the meaning assigned to it in
          Section 9.02.

     (25) "Monthly Distribution Date" shall have the meaning assigned to it in the Trust Agreement.

     (26) "Monthly Record Date" shall have the meaning assigned to it in the Trust Agreement.

     (27) "Percentage Ratio" shall mean the original percentage relationships established on the Initial Date of Deposit between the principal amounts of Securities or specified interest rates and ranges of maturities as reflected in the portfolio of such Trust set forth in the Prospectus on the Initial Date of Deposit.

     (28) "Principal Account" shall have the meaning assigned to it in Section 3.03.

     (29) "Prospectus" shall mean (a) the prospectus relating to a Trust filed with the Securities and Exchange Commission pursuant to Rule 497(b) under the Securities Act of 1933, as amended, and dated the date of the Trust Agreement or (b) if any post-effective amendment to such prospectus shall have been subsequently made effective under the Securities Act of 1933, as amended, such post effective amendment thereto.

     (30) "Purchase Period" shall have the meaning assigned to it in Section
          3.13.

     (31) "Redemption Date" shall have the meaning assigned to it in Section
          6.02.

     (32) "Redemption Price" shall have the meaning assigned to it in Section 6.02.

     (33) "Reinvestment Securities" shall have the meaning assigned to it in
          Section 3.13.

     (34) "Reinvestment Period" shall have the meaning assigned to it in Section 3.13.

     (35) "Reinvestment Trust" shall mean a Trust which reinvests, pursuant to
          Section 3.13(b), principal realized upon the sale, redemption, liquidation, prepayment or maturity of Securities into Reinvestment Securities.

     (36) "Replacement Security" shall have the meaning assigned to it in
          Section 3.13.

     (37) "Reserve Account" shall have the meaning assigned to it in Section
          3.04.

     (38) "Securities" shall mean such of the United States Treasury obligations or the mortgage-backed securities of the modified pass-through type guaranteed by the Government National Mortgage Association and backed by the full faith and credit of the United States, including delivery statements relating to "when-issued" and/or "regular way" contracts, if any, for the purchase of certain Securities and certified or bank check or checks or Letter of Credit or Letters of Credit sufficient in amount or availability required for such purchase, deposited in irrevocable trust and listed in all Schedules of the Trust Agreement, and any securities received in exchange, substitution or replacement for such securities pursuant to Section 3.13 hereof, as may from time to time continue to be held as a part of the Trusts.

     (39) "Subscription Notice" shall have the meaning assigned to it in Section 2.01.

     (40) "Trade Date" shall have the meaning assigned to it in Section 2.01.

     (41) "Trust" or "Trusts" shall mean the separate trust or trusts, created by this Indenture, the Securities constituting the portfolios of which are listed in the various separate Schedules attached to the related Trust Agreement.

     (42) "Trust Agreement" shall mean the trust agreement for the particular series of the Fund into which these Standard Terms and Conditions are incorporated.

     (43) "Trust Evaluation" shall have the meaning assigned to it in Section 6.01.

     (44) "Unit" in respect of any Trust shall mean the fractional undivided interest in and ownership of the Trust which shall be initially equal to the fraction specified in the Trust Agreement, the denominator of which fraction shall be (1) increased by the number of any additional Units issued pursuant to Section 2.03 hereof, (2) increased or decreased in connection with an adjustment to the number of Units pursuant to Section 2.03 and (3) decreased by the number of any Units redeemed as provided in Section 6.02 hereof. Whenever reference is made herein to the "interest" of a Unitholder in the Trust or in the Interest and Principal Accounts, it shall mean such fractional undivided interest represented by the number of Units held of record by such Unitholder.

     (45) "Unitholder" shall mean the registered holder of any Unit, whether or not in certificated form, as recorded on the books of the Trustee, his legal representatives and heirs and the successors of any corporation, partnership or other legal entity which is a registered holder of any Unit and as such shall be deemed a beneficiary of the Trusts created by this Indenture to the extent of his or her pro rata share thereof.

     (46) "Unit Value" shall have the meaning assigned to it in Section 6.01.

     (47) Words importing singular number shall include the plural number in each case and vice versa, and words importing persons shall include corporations and associations, as well as natural persons.

     (48) The words "herein," "hereby," "herewith," "hereof," "hereinafter," "hereunder," "hereinabove," "hereafter," "heretofore" and similar words or phrases of reference and association shall refer to this Indenture in its entirety.


                                   ARTICLE II

          DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST; SEPARATE TRUSTS;
                           FORM AND ISSUANCE OF UNITS

        Section 2.01. Deposit of Securities. (a) The Depositor, on the date of the Trust Agreement, has deposited with the Trustee in trust the Securities listed in the Schedules attached to the Trust Agreement in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form to be held, managed and applied by the Trustee as herein provided. The Depositor shall deliver the Contract Securities within 90 days after execution and delivery of the Trust Agreement, or if the contract to buy such Contract Security between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor, the Depositor shall forthwith take the remedial action specified in Section 3.13.

         (b) From time to time following the Initial Date of Deposit, the Depositor is hereby authorized, in its discretion, to assign, convey to and deposit with the Trustee (i) additional Securities, duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form (or purchase contracts relating to Contract Securities), and/or (ii) cash (or a Letter of Credit in lieu of cash) with instructions to purchase additional Securities, in an amount equal to the portion of the Unit Value of the Units created by such deposit attributable to the Securities to be purchased pursuant to such instructions. Instructions to purchase additional Securities shall be in writing, and shall specify the name of the Security, CUSIP number, if any, aggregate amount, price or price range and date to be purchased. The Depositor may act as broker or agent to execute purchases in accordance with such instructions; the Depositor shall be entitled to compensation therefor in accordance with applicable law and regulations. The Trustee shall have no liability for any loss or depreciation resulting from any purchase made pursuant to the Depositor's instructions or made by the Depositor as broker, except by reason of its own gross negligence, lack of good faith or willful misconduct.

         The Depositor, in each case, shall ensure that each deposit of additional Securities pursuant to this Section shall be, as nearly as is practicable, in the identical ratio as the Percentage Ratio for such Securities. The Depositor shall deliver the additional Securities which were not delivered concurrently with the deposit of additional Securities and which were represented by Contract Securities within 10 calendar days after such deposit of additional Securities (the "Additional Securities Delivery Period"). If a contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason the Securities are not delivered to the Trust by the end of the Additional Securities Delivery Period for such deposit, the Trustee shall immediately draw on the Letter of Credit, if any, in its entirety, apply the moneys in accordance with Section 2.01(d), and the Depositor shall forthwith take the remedial action specified in Section 3.13. If the Depositor does not take the action specified in Section 3.13 within 10 calendar days of the end of the Additional Securities Delivery Period, the Trustee shall forthwith take the action specified in Section 3.13.

         In connection with and at the time of any deposit of additional Securities pursuant to this section 2.01(b), the Depositor shall replicate Cash (as defined below) received or receivable by the Trust as of the date of such deposit. For purposes of this paragraph, "Cash" means, as to the Principal Account, cash or other property (other than Securities) on hand in the Principal Account or receivable and to be credited to the Principal Account as of the date of the deposit (other than amounts to be distributed solely to persons other than holders of Units created by the deposit) and, as to the Interest Account, cash or other property (other than Securities) to be credited to the Interest Account received by the Trust as of the date of the deposit or receivable by the Trust in respect of a record date for a payment on a Security which has occurred or will occur before the Trust will be the holder of record of a Security, reduced by the amount of any cash or other property received or receivable on any Security allocable (in accordance with the Trustee's calculations of distributions from the Interest Account pursuant to Section 3.05) to a distribution made or to be made in respect of a Record Date occurring prior to the deposit. Such replication will be made on the basis of a fraction, the numerator of which is the number of Units created by the deposit and the denominator of which is the number of Units which are outstanding immediately prior to the deposit.

         The Depositor is solely responsible for the composition of the Trust portfolio, and the Trustee shall have no responsibility or liability for such composition, other than to assure that the identity of the securities received in settlement of Contract Securities is correct.

         (c) In connection with the deposits described in Section 2.01(a) and
(b), the Depositor has deposited, in the case of Section 2.01(a) deposits, and, prior to the Trustee accepting a Section 2.01(b) deposit, will deposit, cash and/or Letter(s) of Credit in an amount sufficient to purchase the Contract Securities relating to Securities which are not actually delivered to the Trustee at the time of such deposit. The terms of any Letter of Credit must unconditionally allow the Trustee to draw on the full amount of the available Letter of Credit. The Trustee may deposit such cash or cash drawn on the Letter of Credit in a non-interest bearing account for a Trust. If any Contract Security requires settlement in a foreign currency, in connection with the deposit of such Contract Security the Depositor will deposit with the Trustee either an amount of such currency sufficient to settle the contract or a foreign exchange contract in such amount which settles concurrently with the settlement of the Contract Security and cash or a Letter of Credit in U.S. dollars sufficient to perform such foreign exchange contract.

         (d) In the event that the purchase of Contract Securities pursuant to any contract shall not be consummated in accordance with said contract or if the Securities represented by Contract Securities are not delivered to a Trust in accordance with Section 2.01(a) or 2.01(b) and the moneys, or, if applicable, the moneys drawn on the Letter of Credit, deposited by the Depositor are not utilized for Section 3.13 purchases of Replacement Securities, such funds, to the extent of the purchase price of Failed Contract Securities for which no Replacement Securities were acquired pursuant to Section 3.13, plus all amounts described in the next succeeding sentence, shall be credited to the Principal Account and distributed pursuant to Section 3.05 to Unitholders of record as of the Record Date next following the failure of consummation of such purchase. The Depositor shall cause to be refunded to each Unitholder his pro rata portion of the sales charge levied on the sale of Units to such Unitholder attributable to such Failed Contract Security and shall cause to be distributed to each Unitholder his pro rata portion of any interest accrued on such Failed Contract Security to the date such Failed Contract Security is removed from the Trust. Any amounts remaining from moneys drawn on the Letter of Credit which are not used to purchase Replacement Securities or are not used to provide refunds to Unitholders shall be paid to the Depositor.

         (e) The Trustee is hereby irrevocably authorized to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or to hold the Securities in a clearing agency registered or exempt from registration with the Securities and Exchange Commission or in a book entry system operated by the Federal Reserve Board.

         (f) Notwithstanding anything to the contrary herein, subject to the requirements set forth in this Section 2.01(f) and unless the Prospectus otherwise requires, the Depositor may, on any Business Day (the "Trade Date"), subscribe for additional Units as follows:

     (i) Prior to the Evaluation Time on such Business Day, the Depositor shall provide notice (the "Subscription Notice") to the Trustee, by telephone or by written communication, of the Depositor's intention to subscribe for additional Units. The Subscription Notice shall identify the additional Securities to be acquired (unless such additional Securities are a precise replication of the then existing portfolio) and shall either (a) specify the quantity of additional Securities to be deposited by the Depositor on the settlement date for such subscription or (b) instruct the Trustee to purchase additional Securities with an aggregate value as specified in the Subscription Notice.

     (ii) Promptly following the Evaluation Time on such Business Day, the Depositor shall verify with the Trustee the number of additional Units to be created.

     (iii) Not later than the time on the settlement date for such subscription when the Trustee is to deliver or assign the additional Units created hereby, the Depositor shall deposit with the Trustee (a) any additional Securities specified in the Subscription Notice (or contracts to purchase such additional Securities together with cash or a Letter of Credit in the amount necessary to settle such contracts) or (b) cash or a Letter of Credit in an amount equal to the aggregate value of the additional Securities specified in the Subscription Notice, and adding and subtracting the amounts specified in the first and second sentences of Section 6.01, computed as of the Evaluation Time on the Business Day preceding the Trade Date divided by the number of Units outstanding as of the Evaluation Time on the Business Day preceding the Trade Date, times the number of additional Units to be created.

     (iv) On the settlement date for such subscription, the Trustee shall, in exchange for the Securities and cash or Letter of Credit described above, deliver to, or assign in the name of or on the order of, the Depositor the number of Units verified by the Depositor with the Trustee.

   Section 2.02. Acceptance of Trust. The Trustee hereby declares that it holds and will hold each Trust as trustee in trust upon the trusts herein created for the use and benefit of the Unitholders, subject to the terms and conditions of this Indenture.

   Section 2.03. Issuance of Units. (a) The Trustee hereby acknowledges receipt of the deposit of the Securities listed in the Schedules to the Trust Agreement and referred to in Section 2.01 hereof and, simultaneously with the receipt of said deposit, has recorded on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units specified in the Trust Agreement and has delivered, or on the order of the Depositor will deliver, in exchange for such Securities, documentation evidencing the ownership of the number of Units specified and, if such Units are represented by a Certificate, such Certificate substantially in the form above recited, representing the ownership of those Units. The number of Units may be increased through a split of the Units or decreased through a reverse split thereof, as directed by the Depositor in writing and upon surrender of any Certificate evidencing Units to be cancelled, on any day on which the Depositor is the only Unitholder, which revised number of Units shall be recorded by the Trustee on its books. The Trustee hereby agrees that on the date of any deposit of additional Securities it shall acknowledge that such additional Securities have been deposited with it by recording on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units to be issued in respect of such additional Securities so deposited, and shall, if so requested, execute documentation substantially in the form above recited representing the ownership of an aggregate number of those Units.

     (b) Under the terms and conditions of the Indenture and the Trust Agreement and at such times as are permitted by the Trustee, Units may be held in uncertificated form. Units will be held in uncertificated form unless a Unitholder requests a Certificate representing his or her Units. The Trustee shall, at the request of the holder of any Units held in uncertificated form, issue a new Certificate to evidence such Units and at such time make an appropriate notation in the registration books of the Trustee. Certificates, if requested, will be issued in denominations of one Unit, or any whole multiple thereof, subject to a Trust's minimum investment requirements. Thereafter, Units may again be held in uncertificated form by surrendering such Certificate to the Trustee for cancellation. At such time, an appropriate notation will be made in the registration book of the Trustee to indicate that the Units formerly evidenced by such canceled Certificate are Units held in uncertificated form. The rights set forth in this Indenture of any holder of Units held in uncertificated form shall be the same of those of any holder of Units represented by a Certificate.

   Section 2.04. Separate Trusts. The Trusts created by this Indenture are separate and distinct trusts for all purposes and the assets of one Trust may not be commingled with the assets of any other nor shall the expenses of any Trust be charged against the other. Units representing the ownership of an undivided fractional interest in one Trust shall not be exchangeable for Units representing the ownership of an undivided fractional interest in any other.

   Section 2.05. Form of Certificates. Each Certificate referred to in Section
2.03 is, and each Certificate hereafter issued shall be, in substantially the form hereinabove recited, numbered serially for identification, in fully registered form, transferable only on the books of the Trustee as herein provided, executed manually by an authorized officer of the Trustee and in facsimile by the Chairman, President or one of the Vice Presidents of the Depositor and dated the date of execution and delivery by the Trustee.

                                   ARTICLE III

                             ADMINISTRATION OF FUND

   Section 3.01. Initial Cost. Subject to reimbursement as hereinafter provided, the cost of organizing the Trust and the sale of the Units shall be borne by the Depositor, provided, however, that the liability on the part of the Depositor under this Section 3.01 shall not include any fees or other expenses incurred in connection with the administration of the Trust subsequent to the deposit referred to in Section 2.01. At the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period (as certified by the Depositor to the Trustee), the Trustee shall withdraw from the Account or Accounts specified in the Prospectus or, if no Account is therein specified, from the Principal Account, and pay to the Depositor the Depositor's reimbursable expenses of organizing the Trust in an amount certified to the Trustee by the Depositor. In no event shall the amount paid by the Trustee to the Depositor for the Depositor's reimbursable expenses of organizing the Trust exceed the estimated per Unit amount of organization costs set forth in the Prospectus for the Trust multiplied by the number of Units of the Trust outstanding at the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period; nor shall the Depositor be entitled to or request reimbursement for expenses of organizing the Trust incurred after the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period. If the cash balance of the Principal Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, sell Securities identified by the Supervisor, or distribute to the Depositor Securities having a value, as determined under
Section 5.01 as of the date of distribution, sufficient for such reimbursement provided that such distribution is permissible under applicable laws and regulations. Securities sold or distributed to the Depositor to reimburse the Depositor pursuant to this Section shall be sold or distributed by the Trustee, to the extent practicable, in the Percentage Ratio then existing. The reimbursement provided for in this section shall be for the account of Unitholders of record at the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period. Any assets deposited with the Trustee in respect of the expenses reimbursable under this Section 3.01 shall be held and administered as assets of the Trust for all purposes hereunder. Any cash which the Depositor has identified as to be used for reimbursement of expenses pursuant to this Section 3.01 shall be held by the Trustee, without interest, and reserved for such purposes and, accordingly, prior to the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period, shall not be subject to distribution or, unless the Depositor otherwise directs, used for payment of redemptions in excess of the per Unit amount payable pursuant to the next sentence. If a Unitholder redeems Units prior to the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period, the Trustee shall pay the Unitholder, in addition to the Unit Value of the tendered Units (in the computation of which the expenses reimbursable pursuant to this Section shall have been deducted), unless otherwise directed by the Depositor, an amount equal to the estimated per Unit cost of organizing the Trust set forth in the Prospectus, or such lower revision thereof most recently communicated to the Trustee by the Depositor, multiplied by the number of Units tendered for redemption; to the extent the cash on hand in the Trust is insufficient for such payments, the Trustee shall have the power to sell Securities in accordance with
Section 6.02. As used herein, the Depositor's reimbursable expenses of organizing the Trust shall include the cost of the initial preparation and typesetting of the registration statement, prospectuses (including preliminary prospectuses), the Indenture, and other documents relating to a Trust, printing of Certificates, Securities and Exchange Commission and state blue sky registration fees, the costs of the initial valuation of the portfolio and audit of a Trust, the initial fees and expenses of the Trustee, and legal and other out-of-pocket expenses related thereto, but not including the expenses incurred in the printing of prospectuses (including preliminary prospectuses), expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses.

   Section 3.02. Interest Account. The Trustee shall collect the interest on the Securities in each Trust as such becomes payable (including all interest accrued but unpaid prior to the date of deposit of the Securities in trust and including that part of the proceeds of the sale, liquidation, redemption, prepayment or maturity of any Securities) and credit such interest to a separate account for each Trust to be known as the "Interest Account."

   Section 3.03. Principal Account. (a) The Securities in each Trust and all moneys (except moneys held by the Trustee pursuant to subsection (b) hereof) other than amounts credited to the Interest Account, received by the Trustee in respect of the Securities in each Trust shall be credited to a separate account for each Trust to be known as the "Principal Account" (except for moneys deposited by the Depositor or moneys pursuant to draws on the Letter of Credit for purchase of Contract Securities pursuant to Section 2.01, which shall be separately held in trust by the Trustee for such purpose and shall not be credited to the Principal Account except as provided in Section 2.01(d)).

     (b) Moneys and/or irrevocable Letters of Credit required to purchase Contract Securities or deposited to secure such purchases are hereby declared to be held specially by the Trustee for such purchases and shall not be deemed to be part of the Principal Account of the applicable Trust until (i) the Depositor fails to timely purchase a Contract Security and has not given the Failed Contract Notice at which time the moneys and/or Letters of Credit attributable to the Contract Security not purchased by the Depositor shall be credited to the Principal Account; or (ii) the Depositor has given the Trustee the Failed Contract Notice at which time the moneys and/or Letters of Credit attributable to failed contracts referred to in such Failed Contract Notice shall be credited to the Principal Account; provided, however, that if the Depositor also notifies the Trustee in the Failed Contract Notice that it has purchased or entered into a contract to purchase a Replacement Security, the Trustee shall not credit such moneys and/or Letters of Credit to the Principal Account unless the Replacement Security shall also have failed or is not delivered by the Depositor within two Business Days after the settlement date of such Replacement Security, in which event the Trustee shall forthwith credit such moneys and/or Letters of Credit to the Principal Account. The Trustee shall in any case forthwith credit to the Principal Account, the excess, if any, of the purchase price of the failed Contract Security over the purchase price of the Replacement Security, and the Depositor shall credit to such Account any sales charge and accrued interest applicable to such excess, and the Trustee shall distribute such moneys to Unitholders pursuant to Section 3.05.

   The Trustee shall give prompt written notice to the Depositor and the Evaluator of all amounts credited to or withdrawn from a Principal Account and the balance in such Principal Account after giving effect to such credit or withdrawal.

   Section 3.04. Reserve Account. From time to time the Trustee shall withdraw from the cash on deposit in an Interest Account or Principal Account of a Trust such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of such Trust. Such amounts so withdrawn shall be credited to a separate account which shall be known as the "Reserve Account." The Trustee shall not be required to distribute to the Unitholders any of the amounts in the Reserve Account; provided, however, that if it shall, in its sole discretion, determine that such amounts are no longer necessary for payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the account from which withdrawn or if such Trust shall have terminated or shall be in the process of termination, the Trustee shall distribute to each Unitholder such Unitholder's interest in the Reserve Account in accordance with Section 9.02.

   Section 3.05. Distributions. The Trustee, as of the First Settlement Date, shall advance from its own funds and shall pay to the Unitholders of each Trust then of record the amount of interest accrued on the Securities deposited in such Trust. The Trustee shall be entitled to reimbursement for such advancement from interest received by the respective Trust before any further distributions shall be made from the Interest Account to Unitholders of such Trust. Subsequent distributions shall be made as hereinafter provided.

   Subsequent distributions of funds from the Interest Account of a Trust shall be made on the applicable Monthly Record Dates of a Trust as described herein.

   As of each Monthly Record Date, the Trustee shall, with respect to each
Trust:

     (a) deduct from the Interest Account or, to the extent funds are not available in such Account, from the Principal Account and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Section 7.04;

     (b) deduct from the Interest Account, or, to the extent funds are not available in such Account, from the Principal Account and pay to the Depositor the amount that it is entitled to receive pursuant to
          Section 3.14;

     (c) deduct from the Interest Account, or, to the extent funds are not available in such Account, from the Principal Account and pay to the Evaluator the amount that it is at the time entitled to receive pursuant to Section 5.03;

     (d) deduct from the Interest Account, or, to the extent funds are not available in such Account, from the Principal Account and pay to the Supervisor the amount that it is entitled to receive pursuant to
          Section 4.01; and

     (e) deduct from the Interest Account, or, to the extent funds are not available in such Account, from the Principal Account and pay to counsel, as hereinafter provided for, an amount equal to unpaid fees and expenses, if any, of such counsel pursuant to Section 3.09 as certified to by the Depositor.

   On or shortly after each Monthly Distribution Date for a Trust, the Trustee shall distribute by mail to or upon the order of each Unitholder of record of such Trust as of the close of business on the preceding Monthly Record Date at the post office address appearing on the registration books of the Trustee such Unitholder's pro rata share of the balance of the Interest Account calculated as of the Monthly Record Date, after deduction of the costs and expenses of such Trust chargeable to the Interest Account, provided that any distribution which would have been made on January 1 shall instead be made on or before the preceding December 31. In making such computation, the Trustee shall treat as received amounts receivable by the Trust on the Securities prior to the next following Monthly Distribution Date in respect of a record date for a Security occurring on or before the Monthly Record Date on which the computation is being made; should such amounts not be received by the Trust, the computation shall be adjusted to reflect amounts actually received.

   Distributions of amounts represented by the cash balance in the Principal Account for a Trust shall be computed as of each Monthly Record Date. On the following Monthly Distribution Date, or within a reasonable period of time thereafter, the Trustee shall distribute by mail to each Unitholder of record of such Trust at the close of business on the preceding Monthly Record Date at his post office address such Unitholder's pro rata share of the cash balance of the Principal Account calculated as of such Monthly Record Date, after deduction of the costs and expenses of such Trust chargeable to the Principal Account, provided that any distribution which would have been made on January 1 shall instead be made on or before the preceding December 31. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per 1,000 Units.

   If the Depositor (i) fails to replace any Failed Contract Security or (ii) is unable or fails to enter into any contract for the purchase of any Replacement Security in accordance with Section 3.13, the Trustee shall distribute to all Unitholders of the related Trust the principal, accrued interest and sales charge attributable to such Failed Contract Security at the next Monthly Distribution Date which is more than thirty days after the expiration of the Purchase Period or at such earlier time or in such manner as the Trustee in its sole discretion deems to be in the best interest of the Unitholders of the related Trust.

   If any contract for a Replacement Security in replacement of a Failed Contract Security shall fail, the Trustee shall distribute the principal, and, to the extent paid by the Depositor, the accrued interest and sales charge attributable to the Failed Contract Security to the Unitholders of the related Trust at the next Monthly Distribution Date which is more than thirty days after the date on which the contract in respect of such Replacement Security failed or at such earlier time or in such earlier manner as the Trustee in its sole discretion determines to be in the best interest of the Unitholders of the related Trust. The Depositor agrees to reimburse the Trustee for any sales charge payments collected by the Depositor to which it is not entitled pursuant to this paragraph.

   If, at the end of the Purchase Period, less than all moneys attributable to a Failed Contract Security have been applied or allocated by the Trustee pursuant to a contract to purchase Replacement Securities, the Trustee shall distribute the remaining moneys to Unitholders of the related Trust at the next Monthly Distribution Date which is more than thirty days after the end of the Purchase Period or at such earlier time thereafter as the Trustee in its sole discretion deems to be in the best interest of the Unitholders of the related Trust.

   The amounts to be so distributed to each Unitholder of a Trust shall be that pro rata share of the cash balance of the Interest and Principal Accounts of such Trust, computed as set forth above, as shall be represented by the Units registered in the name of such Unitholder. In the computation of each such share, fractions of less than one cent shall be omitted. After any such distribution provided for above, any cash balance remaining in an Interest Account or Principal Account of a Trust shall be held in the same manner as other amounts subsequently deposited in each of such Interest and Principal Accounts, respectively.

   For the purpose of distributions as herein provided, the Unitholders of record on the registration books of the Trustee at the close of business on each Monthly Record Date shall be conclusively entitled to the related distribution, and no liability shall attach to the Trustee by reason of payment to any such registered Unitholder of record. Nothing herein shall be construed to prevent the payment of amounts from the Interest Account and the Principal Account of a Trust to individual Unitholders by means of one check, draft or other proper instrument, provided that the appropriate statement of such distribution shall be furnished therewith as provided in Section 3.06 hereof.

   Section 3.06. Distribution Statements. With each distribution from the Interest or Principal Accounts of a Trust the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in an accompanying statement, the amount being distributed from each such Account, each expressed as a dollar amount per Unit.

   Within a reasonable period of time after the last Business Day of each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was a Unitholder of a Trust a statement setting forth, with respect to such calendar year:

     (A)  as to the Interest Account:

     (1)  the amount of interest received on the Securities,

     (2)  the amounts paid for purchases of Replacement Securities pursuant to
          Section 3.13 and for redemptions pursuant to Section 6.02,

     (3) the deductions for applicable taxes and fees and expenses of the Trustee, the Depositor, the Evaluator, the Supervisor, counsel, auditors and any expenses paid by the Trust pursuant to Section 3.05, and

     (4) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year;

     (B)  as to the Principal Account:

     (1) the dates of the sale, maturity, liquidation or redemption of any of the Securities and the net proceeds received therefrom, excluding any portion thereof credited to the Interest Account,

     (2)  the amount paid for purchases of Replacement Securities pursuant to
          Section 3.13 and for redemptions pursuant to Section 6.02,

     (3) the deductions for payment of applicable taxes and fees and expenses of the Trustee, the Depositor, the Evaluator, the Supervisor, counsel, auditors and any expenses paid by the Trust pursuant to Section 3.05, and

     (4) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year;

     (C)  the following information:

     (1) a list of the Securities as of the last Business Day of such calendar year,

     (2) the number of Units outstanding on the last Business Day of such calendar year,

     (3) the Unit Value based on the last Trust Evaluation of such Trust made during such calendar year, and

     (4) the amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the record dates for each plan of distribution.

   Section 3.07. Sale of Securities. (a) If necessary, in order to maintain the investment character of a Trust, the Depositor may direct the Trustee to sell or liquidate Securities at such price and time and in such manner as shall be determined by the Depositor, provided that the Supervisor has determined that any one or more of the following conditions exist:

     (i) that there has been a default on such Securities in the payment of principal or interest, or both, when due and payable;

     (ii) that any action or proceeding has been instituted in law or equity seeking to restrain or enjoin the payment of principal or interest on any such Securities, attacking the constitutionality of any enabling legislation or alleging and seeking to have judicially determined the illegality of the issuing body or the constitution of its governing body or officers, the illegality, irregularity or omission of any necessary acts or proceedings preliminary to the issuance of such Securities and the endorsement of the Government National Mortgage Association thereon, or seeking to restrain or enjoin the performance by the officers or employees of any such issuing body of any improper or illegal act in connection with the administration of funds necessary for debt service on such Securities or otherwise; or that there exists any other legal question or impediment affecting such Securities or the payment of debt service on the same;

     (iii) that there has occurred any breach of covenant or warranty in any resolution, ordinance, trust indenture or other document, which would adversely affect either immediately or contingently the payment of debt service on such Securities, or their general credit standing, or otherwise impair the sound investment character of such Securities;

     (iv) that there has been a default in the payment of principal of or interest on any other outstanding obligations of an issuer or guarantor of such Securities;

     (v) that the price of any such Securities had declined to such an extent, or such other market or credit factor exists, so that in the opinion of the Depositor the retention of such Securities would be detrimental to such Trust and to the interest of the Unitholders;

     (vi) that as of any Monthly Record Date any of the Securities are scheduled to be redeemed and paid prior to the next succeeding Monthly Distribution Date; provided, however, that as the result of such redemption the Trustee will receive funds in an amount sufficient to enable the Trustee to include in the next distribution from the Principal Account at least $1.00 per 1,000 Units;

     (vii) if the Trust has not elected to be taxed as a "regulated investment company" as defined in the United States Internal Revenue Code of 1986, as amended, that the sale of such Securities is required in order to prevent the Trust from being deemed an association taxable as a corporation for federal income tax purposes; or

     (viii) if the Trust has elected to be taxed as a "regulated investment company" as defined in the United States Internal Revenue Code of 1986, as amended, that such sale is necessary or advisable (i) to maintain the qualification of the Trust as a regulated investment company or (ii) to provide funds to make any distribution for a taxable year in order to avoid imposition of any taxes on the Trust.

     (b) In the event a Security is sold pursuant to Section 3.07(a)(v) as a direct result of serious adverse credit factors affecting the issuer of such Security and the Trust has elected to be taxed as a "regulated investment company" as defined in the United States Internal Revenue Code of 1986, as amended, then the Depositor may, but is not obligated, to direct the reinvestment of the proceeds of the sale of such Security in any other securities which meet the criteria necessary for inclusion in such Trust on the Initial Date of Deposit.

     (c) Upon receipt of a direction from the Depositor pursuant to Section 3.07(a), upon which the Trustee shall rely, the Trustee shall proceed to sell or liquidate the specified Securities in accordance with such direction; provided, however, that the Trustee shall not sell or liquidate any Securities upon receipt of a direction from the Depositor pursuant to Section 3.07(a)(vi), unless the Trustee shall receive on account of such sale or liquidation the full principal amount of such Securities, plus the premium, if any, and the interest accrued and to accrue thereon to the date of the redemption of such Securities.

     (d) The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell or liquidate any Securities under this Section 3.07 except to the extent otherwise required by Section
          3.09 of this Indenture.

   Section 3.08. Counsel. The Depositor may employ from time to time as it may deem necessary a firm of attorneys for any legal services that may be required in connection with the disposition of underlying securities pursuant to Section
3.07. The fees and expenses of such counsel shall be paid by the Trustee from the Interest and Principal Accounts of the appropriate Trust as provided for in
Section 3.05(f) hereof.

   Section 3.09. Notice and Sale by Trustee. If at any time the principal of or interest on any of the Securities shall be in default and not paid or provision for payment thereof shall not have been duly made within thirty days, the Trustee shall notify the Depositor thereof. If within thirty days after such notification the Depositor has not given any instruction to sell or to hold or has not taken any other action in connection with such Securities, the Trustee may in its discretion sell such Securities forthwith, and the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of such sale.

   Section 3.10. Trustee Not Required to Amortize. Nothing in this Indenture, or otherwise, shall be construed to require the Trustee to make any adjustments between the Interest and Principal Accounts of any Trust by reason of any premium or discount in respect of any of the Securities.

   Section 3.11. Liability, Indemnification and Succession of Depositor. (a) The Depositor shall be under no liability to the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor may rely in good faith on any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, counsel or any other persons pursuant to this Indenture and in furtherance of its duties.

     (b) Each Trust shall pay and hold the Depositor harmless from and against any loss, liability or expense incurred in acting as Depositor of such Trust other than by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Indenture and the rights and duties of the parties hereto and the interests of the Unitholders hereunder and, in such event, the legal expenses and costs of any such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust concerned and shall be paid directly by the Trustee out of the Interest and Principal Accounts of such Trust.

     (c) The covenants, provisions and agreements herein contained shall in every case be binding upon any successor to the business of any Depositor. In the event of an assignment by any Depositor to a successor corporation or partnership as permitted by the next following sentence, such Depositor and, if such Depositor is a partnership, its partners shall be relieved of all further liability under this Indenture. Any Depositor may transfer all or substantially all of its assets to a corporation or partnership which carries on the business of such Depositor, if at the time of such transfer such successor duly assumes all the obligations of such Depositor under this Indenture.

   Section 3.12. Notice to Depositor. In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken by holders of the Securities (including but not limited to the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to any amendment or supplement to any indenture, resolution, agreement or other instrument under or pursuant to which the Securities have been issued), the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five Business Days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action as it, in its sole discretion, shall deem advisable.

   In the event that an offer by the issuer of any of the Securities or any other party shall be made to issue new securities, or to exchange securities, for Trust Securities, the Trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities, cash and/or property received shall be deposited hereunder and shall be promptly sold, if securities or property, by the Trustee unless the Depositor advises the Trustee to keep such securities, cash or properties. The cash received in such exchange and cash proceeds of any such sales shall be distributed to Unitholders in the manner set forth in
Section 3.05.

   Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this Section 3.12.

   Section 3.13. Limited Replacement of Failed Contract Securities; Reinvestment of Principal. (a) If any contract in respect of Contract Securities other than a contract to purchase a Replacement Security, including those purchased on a when, as and if issued basis, shall have failed due to any occurrence, act or event beyond the control of the Depositor or the Trustee (such Contract Securities being herein called the "Failed Contract Securities"), the Depositor shall notify the Trustee (such notice being herein called the "Failed Contract Notice") of its inability to deliver the Failed Contract Security to the Trustee after it is notified that the Failed Contract Security will not be delivered by the seller thereof to the Depositor. Prior to, or simultaneously with, giving the Trustee the Failed Contract Notice, or within a maximum of twenty days after giving such Failed Contract Notice (such twenty day period being herein called the "Purchase Period"), the Depositor shall, if possible, purchase or enter into the contract to purchase an obligation to be held as a Security hereunder (herein called a "Replacement Security") as part of the appropriate Trust in replacement of the Failed Contract Security, subject to the satisfaction of all of the following conditions in the case of each purchase or contract to purchase:

     (1) The Replacement Securities (i) shall be mortgage-backed securities of the modified pass-through type issued by the Government National Mortgage Association which maintain as far as practicable the original percentage relationship between the principal amounts of Securities of specified interest rates and ranges of maturity in the Trust, and (ii) shall not be "when, as and if issued" obligations or restricted securities.

     (2) The purchase price of the Replacement Securities (exclusive of accrued interest) shall not exceed the principal attributable to the Failed Contract Securities.

     (3) The Depositor shall furnish a notice to the Trustee (which may be part of the Failed Contract Notice) in respect of the Replacement Security purchased or to be purchased that shall (i) identify the Replacement Securities, (ii) state that the contract to purchase, if any, entered into by the Depositor is satisfactory in form and substance, and (iii) state that the foregoing conditions of clauses (1) through (3) have been satisfied with respect to the Replacement Securities.

   Notwithstanding anything to the contrary in this Section 3.13 no substitution of Replacement Securities will be made without an opinion of counsel that such substitution will not adversely affect the federal income tax status of the related Trust, if such Replacement Securities when added to all previously purchased Replacement Securities in the related Trust exceed 15% of the principal amount of Securities initially deposited in the related Trust.

   Upon satisfaction of the foregoing conditions with respect to any Replacement Security, the Depositor shall pay the purchase price for the Replacement Security from its own resources or, if the Trustee has credited any moneys and/or Letters of Credit attributable to the Failed Contract Security to the Principal Account of the related Trust, the Trustee shall pay the purchase price of the Replacement Security upon directions from the Depositor from the moneys and/or Letters of Credit so credited to such Principal Account. If the Depositor has paid the purchase price, and, in addition, the Trustee has credited moneys of the Depositor to the Principal Account of the related Trust, the Trustee shall forthwith return to the Depositor the portion of such moneys that is not properly distributable to Unitholders of such Trust pursuant to Section 3.05.

   Whenever a Replacement Security is acquired by the Depositor pursuant to the provisions of this Section 3.13, the Trustee shall, within five days thereafter, mail to all Unitholders of such Trust notices of such acquisition, including an identification of the Failed Contract Securities and the Replacement Securities acquired. The purchase price of the Replacement Securities shall be paid out of the principal attributable to the Failed Contract Securities. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to any such directions and in the absence of such directions the Trustee shall have no duty to purchase any Replacement Securities under this Indenture. The Depositor shall not be liable for any failure to instruct the Trustee to purchase any Replacement Securities or for errors of judgment in respect of this Section 3.13; provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

     (b) With respect to any Reinvestment Trust, from the Initial Date of Deposit until such time as is set forth in the Prospectus for such Trust (the "Reinvestment Period"), the Trustee shall, as directed by the Depositor, enter into contracts (which the Depositor shall have approved as satisfactory in form and substance) to purchase obligations to be held as Securities hereunder as part of such Trust (the "Reinvestment Securities") and shall pay for the same with the moneys held in the Principal Account representing the payment or prepayment of principal on the underlying Securities to the extent that such proceeds are not required for the purpose of redemption of Units or other charges to the Principal Account then pending. In giving such direction, the Depositor shall determine that the Reinvestment Securities to be acquired pursuant to such contract satisfy the conditions set forth above in clauses (1) through (3) of
          Section 3.13(a).

   The Trustee may purchase the Reinvestment Securities for deposit in the Trust directly from market makers in such Securities or may retain the Depositor or other brokers to purchase the Reinvestment Securities and pay them usual and customary brokerage commissions for such transactions. Funds remaining in the Principal Account subsequent to a purchase of Reinvestment Securities will remain in such Account until such time as they can be invested into additional Reinvestment Securities. During the Reinvestment Period, amounts in the Principal Account which the Depositor determines and so notifies the Trustee, are (a) unable to be invested into Reinvestment Securities or (b) are required to be distributed for "regulated investment company" tax purposes, shall be distributed no later than the next Monthly Distribution Date to Unitholders of record on the related Monthly Record Date.

   Section 3.14. Bookkeeping and Administrative Expenses. As compensation for providing bookkeeping and other administrative services of a character described in Section 26(a)(2)(C) of the Investment Company Act of 1940, the Depositor shall be paid an annual fee in an amount which shall not exceed $0.15 (or such other amount specified as compensation for the Depositor for providing bookkeeping and administrative services in the Trust Agreement) per 1,000 Units outstanding, which fee shall accrue daily and be computed on the number of Units outstanding as of January 1 of such year except for a Trust during the year or years in which an initial offering period as determined in Section 5.01 of this Indenture occurs, in which case the fee for a month is based on the number of Units outstanding at the end of such month (such annual fee to be pro rated for any calendar year in which the Depositor provides services during less than the whole of such year), but in no event shall such compensation when combined with all compensation received from other series of the Fund for providing such bookkeeping and administrative services in any calendar year exceed the aggregate cost to the Depositor for providing such services. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of invoice therefor from the Depositor, upon which, as to the cost incurred by the Depositor of providing services hereunder the Trustee may rely, and shall be charged against the Interest and/or Principal Accounts, in accordance with Section 3.05.

   If the cash balance in the Interest and Principal Accounts shall be insufficient to provide for amounts payable pursuant to this Section 3.14, the Trustee shall have the power to sell (a) Securities from the current list of Securities designated to be sold pursuant to Section 6.02 hereof, or (b) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.14.

   Any moneys payable to the Depositor pursuant to this Section 3.14 shall be secured by a lien on the related Trust prior to the interest of Unitholders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 7.04 herein.

   Section 3.15. Deferred Sales Charge. If the Prospectus related to a Trust specifies a deferred sale charge, the Trustee shall, on each Deferred Sales Charge Payment Date and as permitted by such Prospectus, withdraw from the Interest Account, or from the Principal Account to the extent funds are not available in the Interest Account, an amount per Unit equal to the Deferred Sales Charge Payment and credit such amount to a special non-Trust account maintained at the Trustee out of which the deferred sales charge will be distributed to the Depositor (the "Depositor's Account"). If the balance in the Interest and Principal Accounts is insufficient to make any such withdrawal, the Trustee shall, as directed by the Depositor, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional moneys in the Interest or Principal Accounts, or sell Securities and credit the proceeds thereof to such special Depositor's Account. If a Unitholder redeems Units prior to full payment of the deferred sales charge, the Trustee shall, if so provided in the related Prospectus, on the Redemption Date, deduct from the Redemption Price payable to such Unitholder an amount equal to the unpaid portion of the deferred sales charge and distribute such amount to such special Depositor's Account. The Depositor may at any time instruct the Trustee in writing to distribute to the Depositor amounts previously credited to the Depositor's Account. Amounts to be credited to the Depositor's Account with respect to each Deferred Sales Charge Payment are due and payable to the Depositor on the related Deferred Sales Charge Payment Date. If a Trust is terminated pursuant to Section 7.01(g), the Depositor agrees to reimburse Unitholders for any Deferred Sales Charge Payments collected by the Depositor to which it is not entitled.

   If any Deferred Sales Charge Payment Date is not a Business Day, that Deferred Sales Charge Payment Date shall be deemed to be the next Business Day. The term "Deferred Sales Charge Payment" shall mean a fraction of the total maximum deferred sales charge specified in the Prospectus, the numerator of which is one and the denominator of which is equal to the total number of Deferred Sales Charge Payment Dates.

   Section 3.16. Creation and Development Fee. If the Prospectus related to a Trust specifies a creation and development fee, the Trustee shall, on such date or dates set forth in the Prospectus for a Trust withdraw from the Interest Account, or from the Principal Account to the extent funds are not available in the Interest Account, an amount equal to either the accrued and unpaid creation and development fee as of such date (for Trusts in which the applicable Prospectus provides that the creation and development accrue on a daily basis) or the entire creation and development fee (for Trusts in which the applicable Prospectus provides that the creation and development fee be assessed at the conclusion of the initial offering period, as certified by the Depositor to the Trustee) and credit such amount to a special non-Trust account designated by the Depositor out of which the creation and development fee will be distributed to the Depositor (the "Creation and Development Account"). For Trusts in which the applicable Prospectus provides for daily accrual of the creation and development fee, the creation and development fee will accrue on a daily basis at an annual rate as set forth in such Prospectus for the Trust based on a percentage of the average daily Unit Value of the Trust. For Trusts in which the applicable Prospectus provides that the entire creation and development fee will be assessed at the conclusion of the initial offering period, the reimbursement provided for in this section shall be for the account of Unitholders of record at the conclusion of the initial offering period and shall have no effect on the Unit Value prior to such date. If the balance in the Interest and Principal Accounts is insufficient to make any such withdrawal, the Trustee shall, as directed by the Depositor, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional moneys in the Interest or Principal Accounts, or sell Securities and credit the proceeds thereof to such special Depositor's Account to the extent payable pursuant to this Section 3.16. If the Trust is terminated pursuant to Section 7.01(g), the Depositor agrees to reimburse Unitholders for any amounts of the Creation and Development Fee collected by the Depositor to which it is not entitled. All advances made by the Trustee pursuant to this Section shall be secured by a lien on the Trust prior to the interest of Unitholders. Notwithstanding the foregoing, the Depositor shall not receive any amount of Creation and Development Fee which exceeds the maximum amount per Unit stated in the Prospectus. For Trusts in which the applicable Prospectus provides for daily accrual of the creation and development fee, the Depositor shall notify the Trustee, not later than ten Business Days prior to the date on which the Depositor anticipates that the maximum amount of the creation and development fee the Depositor may receive has been accrued and shall also notify the Trustee as of the date when the maximum amount of the creation and development fee has been accrued. The Trustee shall have no responsibility or liability for damages or loss resulting from any error in the information in the preceding sentence. The Depositor agrees to reimburse the Trust and any Unitholder any amount of Creation and Development Fee it receives which exceeds the amount which the Depositor may receive under applicable laws, regulations and rules.

                                   ARTICLE IV

                                   SUPERVISOR

   Section 4.01. Compensation of Supervisor. As compensation for providing supervisory portfolio services under this Indenture, the Supervisor shall be paid an annual fee in an amount which shall not exceed $0.25 (or such other amount specified as compensation for the Supervisor in the Trust Agreement) per 1,000 Units outstanding, which fee shall accrue daily and be computed based on the Units outstanding as of January 1 of such year except for a Trust during the year or years in which an initial offering period as determined in Section 5.01 of this Indenture occurs, in which case the fee for a month is based on the number of Units outstanding at the end of such month (such annual fee to be pro rated for any calendar year in which the Supervisor provides services during less than the whole of such year), but in no event shall such compensation when combined with all compensation received from other series of the Fund for which the Supervisor or an affiliate acts as depositor or principal underwriter for providing such supervisory services in any calendar year exceed the aggregate cost to the Supervisor for providing such services. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of invoice therefor from the Supervisor, upon which, as to the cost incurred by the Supervisor of providing services hereunder the Trustee may rely, and shall be charged against the Interest and/or Principal Accounts, in accordance with Section 3.05.

   If the cash balance in the Interest and Principal Accounts shall be insufficient to provide for amounts payable pursuant to this Section 4.01, the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 4.01.

   Any moneys payable to the Supervisor pursuant to this Section 4.01, shall be secured by a prior lien on the Trust except that no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 6.04.

   Section 4.02. Liability of Supervisor. The Supervisor shall be under no liability to the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Supervisor may rely in good faith on any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, counsel or any other persons pursuant to this Indenture and in furtherance of its duties.

   Section 4.03. Resignation and Removal of Supervisor; Successor. (a) The Supervisor may resign and be discharged hereunder, by executing an instrument in writing resigning as Supervisor and filing the same with the Depositor and the Trustee, not less than 60 days before the date specified in such instrument when, subject to Section 4.03(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor and the Trustee shall use their best efforts to appoint a successor supervisor having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the resigning Supervisor and one copy to the successor supervisor. The Depositor or the Trustee may remove the Supervisor at any time upon 30 days' written notice and appoint a successor supervisor having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the Supervisor so removed and one copy to the successor supervisor. Notice of such resignation or removal and appointment of a successor supervisor shall be mailed by the Trustee to each Unitholder then of record.

     (b) Any successor supervisor appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor supervisor without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Supervisor herein and shall be bound by all the terms and conditions of this Indenture.

     (c) In case at any time the Supervisor shall resign and no successor supervisor shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor and the Trustee, the Supervisor may forthwith apply to a court of competent jurisdiction for the appointment of a successor supervisor. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor supervisor.

     (d) Any corporation into which the Supervisor hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Supervisor hereunder shall be a party, shall be the successor supervisor under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Supervisor may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

     (e) Any resignation or removal of the Supervisor and appointment of a successor supervisor pursuant to this Section shall become effective upon acceptance of appointment by the successor supervisor as provided in subsection (b) hereof.

                                    ARTICLE V

                       EVALUATION OF SECURITIES; EVALUATOR

   Section 5.01. Evaluation of Securities. (a) The Evaluator shall determine separately and promptly furnish to the Trustee and the Depositor upon request, the value of each issue of Securities (including Contract Securities) ("Evaluation") as the Evaluation Time (i) on each Business Day during the period which the Units are being offered for sale to the public and (ii) on any other day on which a Trust Evaluation is to be made pursuant to Section 6.01 or which is requested by the Depositor or the Trustee. As part of the Trust Evaluation, the Evaluator shall determine separately and promptly furnish to the Trustee and the Depositor upon request the Evaluation of each issue of Securities initially deposited in a Trust on the Date of Deposit. The Evaluator's determination of the offering prices of the Securities on the Date of Deposit shall be included in the Schedules attached to the Trust Agreement.

     (b) During the initial offering period of Units of a Trust such Evaluation shall be made: (i) on the basis of current offer prices for the Securities, (ii) if offer prices are not available for the Securities, on the basis of current offer prices for comparable Securities, (iii) by causing the value of the Securities to be determined by others engaged in the practice of evaluation, quoting or appraising comparable Securities, or (iv) by any combination of the above. For each evaluation, the Evaluator shall also determine and furnish to the Trustee and the Depositor the aggregate of (a) the value of all Securities in each Trust on the basis of such evaluation and (b) on the basis of the information furnished to the Evaluator by the Trustee pursuant to Section 3.03, the amount of cash then held in the Principal Account relating to such Trust which was received by the Trustee after the Monthly Record Date preceding such determination less any amounts held in the Principal Account relating to such Trust for distribution to Unitholders on a subsequent Monthly Distribution Date when a Monthly Record Date occurs four Business Days or less after such determination. For the purposes of the foregoing, the Evaluator may obtain current prices for the Securities in each Trust from investment dealers or brokers (including the Depositor) that customarily deal in Securities. For each Evaluation, the Evaluator shall also confirm and furnish to the Trustee and the Depositor, on the basis of the information furnished to the Evaluator by the Trustee as to the value of all Trust assets other than Securities, the calculation of the Trust Evaluation to be computed pursuant to Section 6.01.

   During the period in any month prior to the time when the current outstanding principal amount of any Security is publicly available, the Evaluator will base its evaluations and calculations as to such Security upon the average prepayment experience with respect to such Security during the preceding twelve months (or since the issuance of the Security if such Security has been outstanding less than twelve months) applied to the principal amount outstanding at the end of the second preceding month. (As used in this Indenture, "prepayment experience," shall mean the percentage of reduction in the principal amount of a Security.)

     (c) After the initial offering period of Units of a Trust, Evaluation of the Securities shall be made in the manner described in Section 5.01(b), on the basis of current bid prices.

   Section 5.02. Information for Unitholders. For the purpose of permitting Unitholders to satisfy any reporting requirements of applicable federal or state tax law, the Evaluator shall make available to the Trustee and the Trustee shall transmit to any Unitholder upon request any determinations made by it pursuant to Section 5.01.

   Section 5.03. Compensation of Evaluator. As compensation for its services hereunder, the Evaluator shall receive, in arrears, against a statement or statements therefor submitted to the Trustee an aggregate annual fee in an amount of $0.36 (or such other amount specified as compensation for the Evaluator in the Trust Agreement) per $1,000 principal amount of Securities held by a Trust as of January 1 of such year except for a Trust during the year or years in which an initial offering period as determined in Section 5.01 of this Indenture occurs, in which case the fee for a month is based on the principal amount of Securities held by a Trust at the end of such month (such annual fee to be pro rated for any calendar year in which the Evaluator provides services during less than the whole of such year) Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be charged by the Trustee, upon receipt of invoice therefor from the Evaluator, against the Interest and Principal Accounts of the respective Trusts on or before the Distribution Date on which such period terminates. If the cash balances in the Interest and Principal Accounts of any Trust shall be insufficient to provide for amounts payable pursuant to this Section 5.03, the Trustee shall have the power to sell
(i) Securities of such Trust from the Securities designated to be sold pursuant to Section 6.02 hereof, or (ii) if no such Securities have been so designated, such Securities of such Trust as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 5.03. Any moneys payable to the Evaluator pursuant to this Section 5.03 shall be secured by a prior lien on such Trust except that no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 7.04.

   Section 5.04. Liability of Evaluator. The Trustee, the Depositor and the Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, the Depositor or the Unitholders for errors provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. In no event will the Evaluator be liable for any indirect, special or consequential damages, including, but not limited to, lost time, lost money, lost profits or good will, whether in contract, tort (including negligence), strict liability or otherwise and whether or not such damages are foreseen or unforeseen.

   Section 5.05. Resignation and Removal of Evaluator; Successor. (a) The Evaluator may resign and be discharged hereunder, by executing an instrument in writing resigning as Evaluator and filing the same with the Depositor and the Trustee, not less than 60 days before the date specified in such instrument when, subject to Section 5.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor and the Trustee shall use their best efforts to appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and Trustee, in duplicate, one copy of which shall be delivered to the resigning Evaluator and one copy to the successor evaluator. The Depositor or the Trustee may remove the Evaluator at any time upon 30 days' written notice and appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the Evaluator so removed and one copy to the successor evaluator. Notice of such resignation or removal and appointment of a successor evaluator shall be mailed by the Trustee to each Unitholder then of record.

     (b) Any successor evaluator appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor evaluator without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Evaluator herein and shall be bound by all the terms and conditions of this Indenture.

     (c) In case at any time the Evaluator shall resign and no successor evaluator shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor and the Trustee, the Evaluator may forthwith apply to a court of competent jurisdiction for the appointment of a successor evaluator. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor evaluator.

     (d) Any corporation into which the Evaluator hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Evaluator hereunder shall be a party, shall be the successor evaluator under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Evaluator may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

     (e) Any resignation or removal of the Evaluator and appointment of a successor evaluator pursuant to this Section shall become effective upon acceptance of appointment by the successor evaluator as provided in subsection (b) hereof.

                                   ARTICLE VI

                TRUST EVALUATION, REDEMPTION, PURCHASE, TRANSFER,

                       INTERCHANGE OR REPLACEMENT OF UNITS

   Section 6.01. Trust Evaluation. The Evaluator shall make an evaluation of each Trust as of the Evaluation Time (i) on the day on which any Unit of such Trust is tendered for redemption and (ii) on any other day requested by the Trustee or Depositor. Such evaluations shall take into account and itemize separately (1) the cash on hand in the Trust (other than cash declared held in trust to cover contracts to purchase Securities) or moneys in the process of being collected from matured interest coupons or Securities matured or called for redemption prior to maturity, (2) the value of each issue of the Securities in the Trust as last determined by the Evaluator pursuant to Section 5.01, and
(3) interest accrued thereon not subject to collection and distribution. For each such evaluation there shall be deducted from the sum of the above (i) amounts representing any applicable taxes or governmental charges payable out of the Trust and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account of such Trust, (ii) amounts representing accrued expenses of the Trust including but not limited to unpaid fees and expenses of the Trustee, the Evaluator, the Depositor, the Supervisor and counsel, in each case as reported by the Trustee to the Evaluator on or prior to the date of evaluation, and (iii) cash held for distribution to Unitholders of record of such Trust as of a date prior to the evaluation then being made. During the period in any month prior to the time when the current outstanding principal amount of any Security is publicly available, the Trustee will base its calculation of accrued interest upon the average prepayment experience with respect to such security during the twelve preceding months (or since the issuance of the Security if the Security has been outstanding less than twelve months) applied to the principal amount outstanding at the end of the second preceding month. The resulting figure is herein called a "Trust Evaluation." The value of the pro rata share of each Unit of such Trust determined on the basis of any such evaluation shall be referred to herein as the "Unit Value."

   For each day on which the Evaluator shall make a Trust Evaluation it shall also determine Unit Value for such day. Such Unit Value shall be determined by dividing said Trust Evaluation by the number of Units outstanding on such day.

   Section 6.02. Redemptions by Trustee; Purchases by Depositor. Any Unit tendered for redemption by a Unitholder or his duly authorized attorney to the Trustee at its unit investment trust division office, currently located at 101 Barclay Street, New York, New York 10286, whether in the form of a Certificate or in uncertificated form tendered by means of an appropriate request for redemption in form approved by the Trustee shall be redeemed by the Trustee no later than the seventh calendar day following the day on which tender for redemption is made, provided that if such day of redemption is not a Business Day, then such Unit shall be redeemed on the first Business Day prior thereto (being herein called the "Redemption Date"). Subject to payment by such Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by payment on the Redemption Date of cash equivalent to the Unit Value, determined by the Trustee as of the Evaluation Time on the date of tender; provided that accrued interest is paid to the Redemption Date, multiplied by the number of Units registered in the name of the tendering Unitholder (herein called the "Redemption Price"). If a Unitholder redeems Units prior to full payment of any deferred sales charge, the Trustee shall, to the extent and in the manner provided in Section 3.15, deduct from the Redemption Price payable to such Unitholder an amount equal to the unpaid portion of the deferred sales charge and distribute such amount to the Depositor's Account. Units received for redemption by the Trustee on any day after the Evaluation Time will be held by the Trustee until the next Business Day and will be deemed to have been tendered on such day for redemption at the Redemption Price computed on that day. Units will be deemed to be "tendered" to the Trustee when the Trustee is in physical receipt of the Certificate or Certificates representing such Units and/or such documentation as is required to accomplish transfers of Units pursuant to Section 6.03 hereof.

   The Trustee may in its discretion, and shall when so directed by the Depositor, suspend the right of redemption for Units of a Trust or postpone the date of payment of the Redemption Price therefor for more than seven calendar days following the day on which tender for redemption is made (1) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by such Trust of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities; or (3) for such other period as the Securities and Exchange Commission may by order permit, and shall not be liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

   Not later than the close of business on the day of tender of a Unit for redemption by a Unitholder other than the Depositor, the Trustee shall notify the Depositor of such tender. The Depositor shall have the right to purchase such Unit by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to the close of business on the second Business Day after the day on which such Unit was tendered for redemption. Such purchase shall be made by payment for such Unit by the Depositor to the Unitholder not later than the close of business on the Redemption Date of an amount not less than the Redemption Price which would otherwise be payable by the Trustee to such Unitholder.

   Any Unit so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption at the unit investment trust division office of the Trustee in the manner provided in the first paragraph of this
Section 6.02.

   If the Depositor does not elect to purchase any Units of a Trust tendered to the Trustee for redemption, or if Units are being tendered by the Depositor for redemption, that portion of the Redemption Price which represents interest shall be withdrawn from the Interest Account of such Trust to the extent available. The balance paid on any redemption, including accrued interest, if any, shall be withdrawn from the Principal Account of such Trust to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall sell such of the Securities held in such Trust, currently designated for such purposes by the Supervisor, as the Trustee in its sole discretion shall deem necessary. The Trustee is authorized to advance funds to the Trust for the payment of the Redemption Price and to reimburse itself the amount of such advance from the proceeds of Securities sold or when sufficient funds are next available in the Principal Account. In the event that funds are withdrawn from such Principal Account for payment of accrued interest, such Principal Account shall be reimbursed for such funds so withdrawn when sufficient funds are next available in such Interest Account.

   The Supervisor, who may consult with the Depositor, shall designate the Securities held in each Trust to be sold for the purpose of redemption of Units tendered for redemption and not purchased by the Depositor, and for payment of expenses hereunder, provided that if the Supervisor shall for any reason fail to designate Securities for such purpose the Trustee, in its sole discretion, may designate Securities for such purposes. The net proceeds of any sales of Securities representing principal shall be credited to the Principal Account of a Trust and the proceeds of such sales representing accrued interest shall be credited to the Interest Account of a Trust.

   The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section
6.02. Certificates evidencing Units redeemed pursuant to this Section 6.02 shall be cancelled by the Trustee and the Units evidenced by such Certificates shall be terminated by such redemptions. In the event that a Certificate shall be tendered representing a number of Units greater than those requested to be redeemed by the Unitholder, the Trustee shall issue to such Unitholder, unless such Unitholder requests such Units be uncertificated, upon payment of any tax or charges of the character referred to in the third paragraph of Section 6.03, a new Certificate evidencing the Units representing the balance of the Certificate so tendered and not redeemed.

   Section 6.03. Transfer or Interchange of Units. Units will be held in uncertificated form unless the Unitholder requests in writing to have such Units held in certificated form. Units may be transferred by the registered holder thereof by presentation and surrender of such Units and Certificates, if issued, at the unit investment trust division office of the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the Unitholder or his authorized attorney, whereupon new Units or a new registered Certificate or Certificates for the same number of Units of the same Trust executed by the Trustee and the Depositor will be issued in exchange and substitution therefor and Units surrendered shall be cancelled by the Trustee. The registered holder of any Unit may transfer such Unit by the presentation of transfer instructions and Certificates, if issued, to the Trustee at the unit investment trust division office of the Trustee accompanied by such documents as the Trustee deems necessary to evidence the authority of the person making such transfer and executed by the registered holder or his authorized attorney, whereupon the Trustee shall make proper notification of such transfer on the registration books of the Trustee. Unitholders holding their Units in uncertificated form may at any time request the Trustee to issue Certificates for such Units and Unitholders holding Certificates may at any time request that their Units be held in uncertificated form. The Trustee shall, upon receipt of such request in form satisfactory to it, accompanied by Certificates, if any, issue such Certificates, or cancel such Certificate and make such appropriate notations on its books, as may be requested by such Unitholder; provided that the Trustee is entitled to specify the minimum denomination of any Certificate issued. Certificates issued pursuant to this Indenture are interchangeable for one or more other Certificates in an equal aggregate number of Units of the same Trust and all Certificates issued shall be issued in denominations of one Unit or any multiple thereof as may be requested by the Unitholder.

   The Trustee may deem and treat the person in whose name any Unit shall be registered upon the books of the Trustee as the owner of such Unit for all purposes hereunder and the Trustee shall not be affected by any notice to the contrary, nor be liable to any person or in any way for so deeming and treating the person in whose name any Unit shall be so registered.

   A sum sufficient to pay any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid by the Unitholder to the Trustee. The Trustee may require a Unitholder to pay a reasonable fee which the Trustee in its sole discretion shall determine for each new Certificate issued on any such transfer or interchange.

   All Certificates cancelled pursuant to this Indenture shall be disposed of by the Trustee without liability on its part.

   Section 6.04. Certificates Mutilated, Destroyed, Stolen or Lost. In case any Certificate shall become mutilated or be destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate in exchange and substitution therefor upon the holder's furnishing the Trustee with proper identification and satisfactory indemnity, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur. Any mutilated Certificate shall be duly surrendered and cancelled before any new Certificate shall be issued in exchange and substitution therefor. Upon the issuance of any new Certificate a sum sufficient to pay any tax or other governmental charge and the fees and expenses of the Trustee may be imposed. Any such new Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in a Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

   In the event a Trust has terminated or is in the process of termination, the Trustee may, instead of issuing a new Certificate in exchange and substitution for any Certificate which shall have become mutilated or shall have been destroyed, stolen or lost, make the distributions in respect of such mutilated, destroyed, stolen or lost Certificate (without surrender thereof except in the case of a mutilated Certificate) as provided in Section 9.02 hereof if the Trustee is furnished with such security or indemnity as it may require to save it harmless, and in the case of destruction, loss or theft of a Certificate, evidence to the satisfaction of the Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof.

                                   ARTICLE VII

                                     TRUSTEE

   Section 7.01. General Definition of Trustee's Liabilities, Rights and Duties. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect each Trust and the rights and interests of the Unitholders thereof pursuant to the terms of this Indenture, provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Interest and Principal Accounts of such Trust and the payment of such costs and expenses shall be secured by a prior lien on such Trust.

   In addition to and notwithstanding the other duties, rights, privileges and liabilities of the Trustee as otherwise set forth the liabilities of the Trustee are further defined as follows:

     (a) all moneys deposited with or received by the Trustee hereunder related to a Trust shall be held by it without interest in trust as part of such Trust or the Reserve Account of such Trust until required to be disbursed in accordance with the provisions of this Indenture and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved, the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940;

     (b) the Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document, whether or not of the same kind, prima facie properly executed, or for the disposition of moneys, Securities or certificates pursuant to this Indenture, or in respect of any evaluation which it is required to make or is required or permitted to have made by others under this Indenture, or otherwise, except by reason of its own negligence, lack of good faith or willful misconduct, provided that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator unless caused by an act or omission of the Trustee. The Trustee may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto;

     (c) the Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, the Evaluator or the Supervisor, or for the form, character, genuineness, sufficiency, value or validity of any Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities) or for or in respect of the validity or sufficiency of the Certificates (except for the due execution thereof by the Trustee) or of the due execution thereof by the Depositor, and the Trustee shall in no event assume or incur any liability, duty, or obligation to any Unitholder or the Depositor, the Evaluator or the Supervisor, other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor, the Evaluator or the Supervisor;

     (d) the Trustee shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may involve it in expense or liability, unless as often as required by the Trustee, it shall be furnished with reasonable security and indemnity against such expense or liability, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the Interest and Principal Accounts of the affected Trust;

     (e) the Trustee may employ agents, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken, or suffered, in good faith by the Trustee, in accordance with the opinion of its counsel. The fees and expenses charged by such agents, attorneys, accountants or auditors shall constitute an expense of the Trustee reimbursable from the Interest and Principal Accounts of the affected Trust as set forth in Section
          7.04 hereof;

     (f) if at any time the Depositor shall fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed, or such Depositor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of such Depositor or of its property shall be appointed, or any public officer shall take charge or control of such Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee may: (1) appoint a successor depositor who shall act hereunder in all respects in place of such Depositor which successor shall be satisfactory to the Trustee, and which may be compensated at rates deemed by the Trustee to be reasonable under the circumstances, by deduction ratably from the Interest Account of the affected Trust or, to the extent funds are not available in such Account, from the Principal Account of the affected Trust but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940, or (2) terminate and liquidate the affected Trust in the manner provided in Section 9.02;

     (g) if (i) the value of any Trust as shown by any Trust Evaluation pursuant to Section 6.01 hereof shall be less than 40% of the aggregate principal amount of Securities initially deposited in such Trust, the Trustee may in its discretion, and shall when so directed by the Depositor, terminate this Indenture and the Trust created hereby and liquidate such Trust, in such manner as the Depositor shall direct, or, if the Depositor does not so direct, in such manner as the Trustee determines in its discretion, (ii) within ninety days from the time that a Trust's registration statement has first become effective under the Securities Act of 1933, as amended, the net worth of such Trust declines to less than $100,000 or such Trust is terminated, the Depositor shall refund, on demand and without deduction, all sales charges to each person who purchased Units of such Trust, and the Trustee shall liquidate the Securities then held by such Trust and distribute the proceeds thereof to the Unitholders of such Trust, or
          (iii) in the event that redemptions by the Depositor or any underwriter of Units of Trust constituting a part of the Units not theretofore sold to the public results in such Trust having a net worth of less than 40% of the principal amount of the Securities initially deposited in such Trust, the Trustee shall terminate such Trust and distribute the assets thereof to the Unitholders of such Trust and the Depositor shall refund, on demand and without deduction, all sales charges to each person who purchased Units of such Trust from the Depositor or from any underwriter or dealer participating in the distribution.

     (h) in no event shall the Trustee be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee hereunder or upon or in respect of any Trust which it may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Interest and Principal Accounts of the affected Trust, and the payment of such amounts so paid by the Trustee shall be secured by a prior lien on such Trust;

     (i) no payment to a Depositor or to any principal underwriter (as defined in the Investment Company Act of 1940) for any Trust or to any affiliated person (as so defined) or agent of a Depositor or such underwriter shall be allowed as an expense except for payment of such reasonable amounts as the Securities and Exchange Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee;

     (j) the Trustee except by reason of its own negligence or willful misconduct shall not be liable for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (k) The Trustee in its individual or any other capacity may become an owner or pledgee of, or be an underwriter or dealer in respect of, obligations issued by the same issuer (or an affiliate of such issuer) of any Securities at any time held as part of the Trust and may deal in any manner with the same or with the issuer (or an affiliate of the issuer) with the rights and powers as if it were not the Trustee hereunder; and

     (l) The Trust may include a letter or letters of credit for the purchase of Securities or Contract Securities issued by the Trustee in its individual capacity for the account of the Depositor, and the Trustee may otherwise deal with Depositor with the same rights and powers as if it were not the Trustee hereunder.

   Section 7.02. Books, Records and Reports. The Trustee shall keep proper books of record and account of all the transactions of each Trust under this Indenture at its unit investment trust division office including a record of the name and address of, and the Certificates issued by each Trust and held by, every Unitholder, and such books and records of each Trust shall be open to inspection by any Unitholder of such Trust at all reasonable times during the usual business hours.

   Unless the Depositor determines that such an audit is not required, the account of each Trust shall be audited not less than annually by independent public accountants designated from time to time by the Depositor and reports of such accountants shall be furnished by the Trustee, upon request, to Unitholders.

   To the extent permitted under the Investment Company Act of 1940 as evidenced by an opinion of counsel to the Depositor, the Trustee shall pay, or reimburse to the Depositor or others, the costs of the preparation of documents and information with respect to a Trust required by law or regulation in connection with the maintenance of a secondary market in Units of such Trust. Such costs may include but are not limited to accounting and legal fees, blue sky registration and filing fees, printing expenses and other reasonable expenses related to documents required under Federal and state securities laws. Such costs shall be a Trust expense and the Trustee shall not be obligated to advance any of its own funds to make such payments.

   The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

   Section 7.03. Indenture and List of Securities on File. The Trustee shall keep a certified copy or duplicate original of this Indenture on file at its unit investment trust division office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities in each Trust.

   Section 7.04. Compensation. For services performed under this Indenture the Trustee shall be paid an annual fee in the amount per Unit set forth in the Trust Agreement, which fee shall accrue daily and be computed on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 5.01 of this Indenture, in which case the fee is calculated based on the largest number of Units outstanding during the month preceding the Monthly Record Date on which the compensation is paid (such annual fee to be prorated for any calendar year in which the Trustee provides services during less than the whole of such year). Notwithstanding the foregoing, the Trustee shall receive a minimum fee from each Trust of $2,500 in each calendar year during which the Trustee is acting (such minimum fee to be pro rated for any calendar year in which the Trustee acts for a period less than the whole of such year). The Trustee may from time to time adjust its compensation as set forth above provided that total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be charged in installments by the Trustee against the Interest and Principal Accounts of each Trust at the times specified in Section 3.05; provided, however, that such compensation shall be deemed to provide only for the usual, normal and proper functions undertaken as Trustee pursuant to this Indenture. The Trustee shall also charge the Interest and Principal Accounts of each Trust for any and all expenses and disbursements incurred hereunder, including legal and auditing expenses, and for any extraordinary services performed by the Trustee hereunder relating to such Trust. Such expenses may include an amount payable to the Trustee reflecting the cost to the Trustee of advancing funds to the Trust, such amount to be computed on the average balance of advances made to the Trust during the year and current short-term interest rates.

   The Trustee shall be indemnified ratably by the affected Trusts and held harmless against any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises. If the cash balances in the Interest and Principal Accounts of the affected Trust shall be insufficient to provide for amounts payable pursuant to this Section 7.04, the Trustee shall have the power to sell
(i) Securities of the affected Trust from the Securities designated to be sold pursuant to Section 6.02 hereof, or (ii) if no such Securities have been so designated, such Securities of the affected Trust as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 7.04.

   The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section
7.04. Any moneys payable to the Trustee pursuant to this Section shall be secured by a prior lien on the affected Trust.

   Section 7.05. Removal and Resignation of Trustee; Successor. The following provisions shall provide for the removal and resignation of the Trustee and the appointment of any successor trustee:

     (a) the Trustee or any trustee or trustees hereafter appointed may resign and be discharged of a Trust created by this Indenture, by executing an instrument in writing resigning as Trustee of such Trust and filing same with the Depositor and mailing a copy of a notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such instrument when, subject to Section 7.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor trustee. The Depositor may at any time remove the Trustee, with or without cause, and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor trustee. Notice of such resignation or removal of a trustee and appointment of a successor trustee shall be mailed by the successor trustee, promptly after its acceptance of such appointment, to each Unitholder then of record;

     (b) any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and to the retiring Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture. No successor trustee shall be liable for the acts or omissions of its predecessor. Upon the request of such successor trustee, the Depositor and the retiring Trustee shall, upon payment of any amounts due the retiring Trustee, or provision therefor to the satisfaction of such retiring Trustee, execute and deliver an instrument acknowledged by it transferring to such successor trustee all the rights and powers of the retiring Trustee; and the retiring Trustee shall transfer, deliver and pay over to the successor trustee all Securities and moneys at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture;

     (c) in case at any time the Trustee shall resign and no successor trustee shall have been appointed and have accepted appointment within thirty days after notice of resignation has been received by the Depositor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee;

     (d) any entity into which any trustee hereunder may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which any trustee hereunder shall be a party, shall be the successor trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding; and

     (e) any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor trustee as provided in subsection (b) hereof. The Trustee's and each successor' trustee's right to indemnification shall survive its resignation or removal.

   Section 7.06. Qualifications of Trustee. The Trustee shall be a corporation organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus, and undivided profits of not less than $5,000,000.

                                  ARTICLE VIII

                              RIGHTS OF UNITHOLDERS

   Section 8.01. Beneficiaries of Trust. By the purchase and acceptance or other lawful delivery and acceptance of any Unit, whether certificated or not, of a Trust the Unitholder shall be deemed to be a beneficiary of such Trust created by this Indenture and vested with all right, title and interest in such Trust to the extent of the Units set forth and evidenced by such Certificate or held in uncertificated form, subject to the terms and conditions of this Indenture and of such Certificate.

   Section 8.02. Rights, Terms and Conditions. In addition to the other rights and powers set forth in the other provisions and conditions of this Indenture the Unitholders shall have the following rights and powers and shall be subject to the following terms and conditions:

     (a) a Unitholder may at any time prior to the Evaluation Time on the date on which a Trust is terminated tender his Units or his Certificate(s) if held in certificated form (including any temporary Certificate or other evidence of ownership of Units of such Trust, issued by the Trustee or the Depositor) to the Trustee for redemption in accordance with Section 6.02;

     (b) the death or incapacity of any Unitholder shall not operate to terminate this Indenture or a Trust to which the Certificate relates nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court of competent jurisdiction for a partition or winding up of a Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unitholder expressly waives any right he may have under any rule of law, or the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder; and

     (c) no Unitholder shall have any right to vote or in any manner otherwise control the operation and management of a Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates which may have been issued, be construed so as to constitute the Unitholders from time to time as partners or members of an association; nor shall any Unitholder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or any other cause whatsoever.

                                   ARTICLE IX

                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS

   Section 9.01. Amendments.

     (a) This Indenture may be amended from time to time by the parties hereto or their respective successors, without the consent of any of the Unitholders, (i) to cure any ambiguity or to correct or supplement any provision contained hereon which may be defective or inconsistent with any other provision contained herein; or (ii) to make such other provision in regard to matters or questions arising hereunder as shall not adversely affect the interests of the Unitholders; provided, however, that the parties hereto may not amend this Indenture so as to
          (1) increase the number of Units issuable hereunder above the maximum number set forth in Section 2.03 of this Indenture except as provided in Section 6.04 hereof or such lesser amount as may be outstanding at any time during the term of this Indenture or (2) permit the deposit or acquisition hereunder of interest-bearing obligations or other securities either in addition to or in substitution for any of the Securities.

     (b)  Except for the amendments, changes or modifications as provided in
          Section 9.01(a) hereof, neither the parties hereto nor their respective successors shall consent to any other amendment, change or modification of this Indenture without the giving of notice and the obtaining of the approval or consent of Unitholders representing at least 66 2/3% of the Units then outstanding of the affected Trust. Nothing contained in this Section 9.01(b) shall permit, or be construed as permitting, a reduction of the aggregate percentage of Units the holders of which are required to consent to any amendment, change or modification of this Indenture without the consent of the Unitholders of all of the Units then outstanding of the affected Trust and in no event may any amendment be made which would (1) alter the rights to the Unitholders as against each other, (2) provide the Trustee with the power to engage in business or investment activities other than as specifically provided in this Indenture or (3) adversely affect the characterization of the Trust (if no election has been made to cause the Trust to be taxed as a "regulated investment company") as a grantor trust for federal income tax purposes.

     (c) Unless the Depositor directs that other notice shall be provided, the Trustee shall include in the annual report provided pursuant to Section 3.06 notification of the substance of such amendment.

   Section 9.02. Termination. This Indenture and any Trust created hereby shall terminate upon the maturity, redemption, sale or other disposition as the case may be of the last Security held in such Trust unless sooner terminated as hereinbefore specified and may be terminated at any time by the written consent of Unitholders representing 66 2/3% of the then outstanding Units of such Trust; provided, that in no event shall a Trust continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the related Trust Agreement (the respective "Mandatory Termination Date").

   Written notice of any termination, specifying the time or times at which the Unitholders of a Trust may surrender their Certificates for cancellation shall be given by the Trustee to each such Unitholder at his address appearing on the registration books of the Trustee. Within a reasonable period of time after such termination of a Trust the Trustee shall fully liquidate the Securities of such Trust then held, if any, and shall:

     (a) deduct from the Interest Account of such Trust or, to the extent that funds are not available in such Account, from the Principal Account of such Trust and pay to itself individually an amount equal to the sum of (1) its accrued compensation for its ordinary recurring services in connection with such Trust, (2) any compensation due it for its extraordinary services in connection with such Trust and (3) any costs, expenses or indemnities in connection with such Trust as provided herein;

     (b) deduct from the Interest Account of such Trust or, to the extent that funds are not available in such Account, from the Principal Account of such Trust and pay accrued and unpaid fees of the Evaluator, Depositor, Supervisor and counsel in connection with such Trust, if any;

     (c) deduct from the Interest Account of such Trust or the Principal Account of such Trust any amounts which may be required to be deposited in the Reserve Account of such Trust to provide for payment of any applicable taxes or other governmental charges and any other amounts which may be required to meet expenses incurred under this Indenture in connection with such Trust;

     (d) distribute to each Unitholder of such Trust such Unitholder's pro rata share of the balance of the Interest Account of such Trust;

     (e) distribute to each Unitholder of such Trust such Unitholder's pro rata share of the balance of the Principal Account, and, on the conditions specified in Section 3.04 hereof, the Reserve Account, of such Trust; and

     (f)  together with such distribution to each Unitholder as provided for in
          (d) and (e), furnish to each such Unitholder a final distribution statement as of the date of the computation of the amount distributable to Unitholders, setting forth the data and information in substantially the form and manner provided for in Section 3.06 hereof.

   The amounts to be so distributed to each Unitholder shall be that pro rata share of the balance of the total Interest and Principal Accounts of such Trust as shall be represented by the Units held of record by such Unitholder.

   The Trustee shall be under no liability with respect to moneys held by it in the Interest, Reserve and Principal Accounts of a Trust upon termination except to hold the same in trust without interest until disposed of in accordance with the terms of this Indenture.

   In the event that all of the Unitholders of a Trust shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Unitholders to surrender their Certificates for cancellation and receive the liquidation distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take steps, or may appoint an agent to take appropriate steps, to contact the remaining Unitholders concerning surrender of their Certificates and the cost thereof shall be paid out of the moneys and other assets which remain in the Trust hereunder.

   Section 9.03. Construction. This Indenture is executed and delivered in the State of New York, and all laws or rules of construction of such State shall govern the rights of the parties hereto and the Unitholders and the interpretation of the provisions hereof.

   Section 9.04. Registration of Units. Except as provided herein, the Depositor agrees and undertakes on its own part to register the Units with the Securities and Exchange Commission or other applicable governmental agency, federal or state, pursuant to applicable federal or state statutes, if such registration shall be required, and to do all things that may be necessary or required to comply with this provision during the term of the Trusts created hereunder, and the Trustee shall incur no liability or be under any obligation for expenses in connection therewith.

   Section 9.05. Written Notice. Any notice, demand, direction or instruction to be given to the Depositor or the Supervisor hereunder shall be in writing and shall be duly given if mailed or delivered to the Depositor at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at such other address as shall be specified by the Depositor or the Evaluator to the other parties hereto in writing.

   Any notice, demand, direction or instruction to be given to the Trustee hereunder shall be in writing and shall be duly given if mailed or delivered to the corporate trust office of the Trustee at 101 Barclay Street, New York, New York 10286, Attention: Unit Investment Trust Division, or at such other address as shall be specified by the Trustee to the other parties hereto in writing.

   Any notice, demand, direction or instruction to be given to the Evaluator shall be in writing and shall be duly given if mailed or delivered to the Evaluator at 55 Water Street, New York, New York 10041-0003, Attention: Vice President Evaluations, or at such other address as shall be specified by the Evaluator to the other parties hereto in writing.

   Any notice to be given to the Unitholders shall be duly given if mailed or delivered to each Unitholder at the address of such holder appearing on the registration books of the Trustee.

   Section 9.06. Severability. If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy of express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Certificates or the rights of the holders thereof.

   Section 9.07. Dissolution of Depositor Not to Terminate. The dissolution of the Depositor from or for any cause whatsoever shall not operate to terminate this Indenture or a Trust insofar as the duties and obligations of the Trustee are concerned.


               EXECUTION OF STANDARD TERMS AND CONDITIONS OF TRUST

   IN WITNESS WHEREOF, the parties hereto shall each cause these Standard Terms and Conditions of Trust to be executed by authorized officers by executing a Trust Agreement incorporating by reference these Standard Terms and Conditions of Trust and designating any exclusions from or additions or exceptions to such incorporation by reference for the purposes of each Trust or variation of the terms hereof for the purposes of each Trust.